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Ex-10.29
Satisfaction and Release Agreement to an Individual


                                  EXHIBIT 10.29

                       SATISFACTION AND RELEASE AGREEMENT

     This Satisfaction and Release Agreement (the "Agreement") is made as of July 24, 1998 among Telegen Corporation, a California corporation (the "Company"), Telegen International Limited, a Singaporean corporation ("TIL") and R.S. Kripalani ("Kripalani"), and supercedes and amends the prior Satisfaction and Release Agreement executed by the parties in June 1998.

I.   SATISFACTION AND RELEASE.

     Each of TIL and Kripalani, hereby agree that this Agreement is being entered into in full satisfaction of any and all obligations (the "Obligations") of the Company to either TIL or Kripalani that exist as of the date hereof, including but not limited to any and all expenses incurred by Kripalani relating to TIL. In addition, TIL and Kripalani, respectively, on behalf of their respective heirs, executors, officers, directors, employees, investors, shareholders, administrators, subsidiaries, predecessor and successor corporations, and assigns, hereby fully and forever release the Company and its respective heirs, executors, officers, directors, employees, investors, shareholders, administrators, subsidiaries, predecessor and successor corporations, and assigns, of and from any claim, duty, obligation or cause of action relating to the Obligations.

     In consideration for the full satisfaction and release of the Obligations, the Company will issue to Kripalani a convertible promissory note (the "Note") in the form attached hereto as EXHIBIT A in the face amount of US$225,000 which shall be convertible on the terms specified therein into the Company's Common Stock at US$0.38 per share. Each of TIL and Kripalani acknowledge and agree that the receipt by Kripalani of the Note represents sufficient and full consideration for the full satisfaction and release which each of them is providing hereunder.

II.  REPRESENTATIONS AND WARRANTIES.

     In connection with the issuance of the Note, Kripalani hereby represents and warrants as follows:

     1. PURCHASE ENTIRELY FOR OWN ACCOUNT. Kripalani's execution of this Agreement confirms that the Note being acquired for investment for Kripalani's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Kripalani has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing the Agreement, Kripalani further represents that he does not presently have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any portion of the Common Stock.

     2. QUALIFIED INVESTOR. Kripalani represents and warrants that he is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated pursuant to the Securities Act of 1933, as amended (the "Act"). Kripalani also represents and warrants that he either has a pre-existing business or personal relationship with the Company, or any of its officers, directors, or controlling persons, or by reason of Kripalani's business or financial experience or the business or financial experience of Kripalani's professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Kripalani's own interests in connection with the transactions contemplated hereunder.

     3. DISCLOSURE OF INFORMATION. Kripalani understands that the Company is a public reporting Company under the 1934 Act and that it is current in its reporting requirements and that such reports represent all the information

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Kripalani considers necessary or appropriate for deciding whether to acquire the
Common Stock, and that in particular, Kripalani has been furnished with and has carefully read the Company's Annual Report on Form 10-K dated April 15, 1998 (amended on April 30, 1998), Quarterly Report on Form 10-Q dated May 15, 1998, Current Reports on Form 8-K dated January 15, 1998, March 24, 1998 and April 7, 1998, and the Registration Statement on Form S-3, dated May 22, 1998.

     4. INVESTMENT EXPERIENCE. Kripalani is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has directly, or indirectly through his agents, advisors or other persons on which he relies, such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Note.

     5. RESTRICTED SECURITIES. Kripalani understands that the Note and the underlying Common Stock will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Note and the underlying Common Stock issued may be resold without registration under the Act only in certain limited circumstances.

     6. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Kripalani further agrees not to make any disposition of all or any portion of the Note or the underlying Common Stock, unless and until:

               (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               (ii) (a) Kripalani shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if requested, (b) Kripalani shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act.

     7. RESPONSIBILITY FOR TAX CONSEQUENCES. Kripalani has had an opportunity to review the federal, state, local, and foreign tax consequences of his investment in the Note (including any tax consequences that may result now or in the future under recently enacted tax legislation) and has had the opportunity to consult with his tax advisors, if any, regarding such consequences. Kripalani acknowledges that he is not relying on any statements or representations of the Company or any of its agents in regard to such tax consequences and understands that Kripalani (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment. Kripalani acknowledges that the Company has no obligation in regard to the future conduct of its business to act or refrain from acting in any manner, regardless of the loss of any tax benefit to Kripalani in connection with the purchase, ownership, or sale of the Note or the underlying Common Stock, which may result from such action or inaction.

     8. LEGENDS. It is understood that the Note and any certificate for the underlying Common Stock and any securities issued in respect thereof or exchange therefor may bear the following legend and any other legend which is required by law or that the Company deems advisable:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

III. RESCISSION.

     By mutual agreement among the parties, the previously executed Satisfaction and Release Agreement dated June 1998 is hereby completely rescinded as is the prior issuance of 592,000 shares of the company's Common Stock thereunder. Such issuance is hereby deemed not to have occurred and the parties agree that the Company's transfer agent

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shall be instructed to cancel the previously issued certificate. Kripalani agrees to deliver said certificate to the Company's transfer agent and that, by execution of this Agreement, Kripalani hereby instructs the Company and its transfer agent to undertake all actions necessary to cancel said certificate.

IV.      MISCELLANEOUS.

     1. AMENDMENT. Neither this Satisfaction and Release Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked, or canceled, except by an instrument in writing effecting the same signed by the Company.

     2. WAIVER. Failure of the Company to exercise any right or remedy under this Satisfaction and Release Agreement or any other agreement between the Company and each of TIL and Kripalani, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

     3. APPLICABLE LAW. This Satisfaction and Release Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of California, and shall be binding upon each of TIL and Kripalani and each of their heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors, and assigns. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     4. INTEGRATION. This Satisfaction and Release Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all the parties hereto.

     5. COUNTERPARTS. This Satisfaction and Release Agreement may be signed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company, TIL and Kripalani have signed, or have caused this Satisfaction and Release Agreement to be signed by their respective officers thereunto duly authorized, and this Satisfaction and Release Agreement shall be deemed effective as of the date first above written.

TELEGEN CORPORATION                      TELEGEN INTERNATIONAL LIMITED
a California corporation                 a Singaporean corporation

By:    /s/ FRED Y. KASHKOOLI             By:      /s/ R. S. KRIPALANI
     -----------------------------          ------------------------------------
      Fred Y. Kashkooli,
      Chief Executive Officer            Name:    R. S. KRIPALANI
                                              ----------------------------------

                                         Title:   CEO
                                                --------------------------------



                                         R. S. KRIPALANI

                                          /s/ R. S. KRIPALANI
                                         ---------------------------------------